UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2020

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip Code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 21, 2020, Drew M. Kelley resigned as Chief Financial Officer of the Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (“MGE”). In connection with such resignation, MGE entered into a Separation Agreement, Waiver and Release with Mr. Kelley (the “Separation Agreement”) dated as of March 21, 2020.

The Separation Agreement terminates all obligations of MGE and Mr. Kelley to each other under that certain Employment Agreement, dated as of June 4, 2018, by and between MGE and Mr. Kelley (the “Employment Agreement”), except as specifically set forth in the Separation Agreement. The Separation Agreement provides for certain separation benefits to Mr. Kelley, including weekly installments of his base annual salary through April 30, 2020 at the rate provided in his Employment Agreement and continuation of health insurance contributions through April 30, 2020, and waives Mr. Kelley’s obligation to repay to MGE the sign-on payment and automobile allowance under his Employment Agreement. The Separation Agreement contains certain customary covenants regarding non-competition, confidentiality and mutual non-disparagement, as well as customary mutual waiver and release provisions.

The preceding summary of the Separation Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report:

10.1	Separation Agreement, Waiver and Release, dated as of March 21, 2020, by and between MGE and Drew M. Kelley.

Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement, Waiver and Release, dated as of March 21, 2020, by and between MGE and Drew M. Kelley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY D/B/A MOHEGAN GAMING & ENTERTAINMENT

Date: March 25, 2020	By:	/s/ Ralph James Gessner Jr.
Ralph James Gessner Jr.
Chairman, Management Board